Exhibit 10(i) 1

SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT dated as of this 19th day of September, 2002 (the "Agreement") among Bio Standard Corporation, a Florida corporation ("BSTN"), with its principal place of business at 301 Clematis Street, Suite 3000, Palm Beach, Fl 33401 and Palm Beach Rejuvenation Centres, Inc., a Florida corporation ("PBRC"), with its principal place of business at 900 E. Indiantown Road, Suite 308, Jupiter, FL 33477 and the individual shareholders of PBRC listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of PBRC.

RECITALS:

Whereas, BSTN is a publicly held company whose common stock is listed through the NASDAQ, Over-The-Counter Bulletin Board quotation system; and

Whereas, BSTN wishes to acquire and PBRC and the Shareholders wish to sell, transfer, exchange and assign 21% of the issued and outstanding securities of PBRC, in consideration for 2,000,000 tradable shares of common stock of BSTN, without restriction on resale, either registered under the Securities Act of 1933, as amended (the "Act") or subject to an exemption pursuant to Section 3(ii), as provided herein; and

Whereas, the Boards of Directors for both BSTN and PBRC have authorized and approved the Share Exchange as contemplated by and subject to the terms and conditions of this Agreement; and

Whereas, the parties intend and shall utilize their best efforts to have the transaction contemplated in this Agreement treated as a tax-free exchange of stock between the Buyer and the Sellers assets pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and all provisions contained in this Agreement shall be interpreted to effectuate such intent.

It is, therefore, agreed as follows:

1. Exchange of Shares. At the Closing, as provided for in paragraph 6 of this Agreement, the Shareholders shall transfer, sell, assign and exchange a number of shares of common stock of PBRC, which represents twenty-one percent (21%) of the total issued and outstanding common shares of PBRC, $1.00 par value per share, duly endorsed and with the necessary documentary stamps affixed thereto, free and clear of any liens, claims or encumbrances for 2,000,000 shares of BSTN's common stock, par value $.001 per share. The common stock of BSTN shall be delivered to the Shareholders in proportion to their respective ownership interests in PBRC and shall be validly issued, fully paid and non assessable at the time of delivery and shall be free and clear of all liens, claims or encumbrances.

2. Registration of BSTN Shares.

(i) Immediately following the Closing, BSTN shall, as promptly as practicable, at its sole cost and expense prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement sufficient to permit the public offering and sale of the 2,000,000 shares of BSTN (the "Registrable Securities") to be received by the Shareholders hereby, through the facilities of all appropriate securities exchanges, if any, on which BSTN’s common stock is listed or on the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration to become effective as promptly as practicable. BSTN will use its best efforts to assist PBRC in the engagement of auditors for the purpose of auditing the financial statements of PBRC, if required for inclusion in the registration statement and any Exchange Act reports of BSTN.

(ii) BSTN shall also use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Shareholders may reasonably request.

(iii) The Company shall keep effective any registration or qualification contemplated by this paragraph 2 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Shareholders to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of 24 months from the date on which the Shareholders are first free to sell all such Registrable Securities.

(iv) BSTN shall furnish to the Shareholders such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Shareholders may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

(v) BSTN shall furnish the Shareholders with an opinion of its counsel (reasonably acceptable to the Shareholders) to the effect that (1) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (2) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act of 1933 (the "Act") and the rules and regulations thereunder, and (3) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdiction in which the Registrable Securities have been registered or qualified for sale.

(vi) The Company shall notify the Shareholder promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(vii) The Company shall promptly notify the Shareholders at any time when a prospectus relating thereto is required to be delivered under the Securities Act of 1933 or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Shareholder prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

3. Sale of Shares Pursuant to Rule 144(k).

(i) Alternatively and in the event that the Registrable Securities have not been effectively registered with the Commission and the applicable state securities regulatory authorities within 90 days from the date of the Closing, BSTN will utilize its best efforts to allow the Shareholders to resell their BSTN shares acquired through this Agreement pursuant to Rule 144(k) of the Act.

(ii) Pursuant to this paragraph 3, BSTN shall cause an opinion of legal counsel to be furnished to the Shareholders at its sole expense which shall state the 2,000,000 shares of BSTN shares of common stock acquired by the Shareholders through this Share Exchange may be resold pursuant to the provisions of Rule 144(k) of the Act without any restrictions as to time or amount. The opinion letter must also be satisfactory to the BSTN transfer agent and BSTN and be furnished to the Shareholders, the transfer agent and BSTN within 120 days from the date of the Closing.

4. Cancellation of Shares to be Exchanged.

(i) In the event that BSTN is unable to satisfy the conditions of either paragraphs 2 or 3 of this Agreement, the shares of PBRC common stock to be issued to BSTN through this Agreement, unless otherwise agreed to by the parties shall be cancelled and voided on the corporate books of PBRC and BSTN shall cease to be a shareholder of PBRC.

(ii) Upon the cancellation of the PBRC shares as contemplated by paragraph 4(i) above, the Shareholders shall retain the 2,000,000 shares of BSTN common stock received through this Share Exchange

5. Further Assurances. On and following the execution of this Agreement and the exchange of shares as provided above, and from time to time thereafter, the parties shall execute such additional instruments and take such other action as BSTN and PBRC may request in order more effectively to confirm BSTN's and PBRC’s right, title and interest in the respective shares being exchanged. In addition, the Shareholders and PBRC shall deliver such documentation and information regarding the business of PBRC as may be required for inclusion in the Registration Statement and any amendment thereto.

6. Closing. The closing of this Agreement shall be held as soon as possible at the offices of BSTN, at 301 Clematis Street, Suite 3000, West Palm Beach, FL 33401 unless another place or time is agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed at the closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

7. Tax Matters. It is intended by the parties that this transaction be treated as a tax free exchange in accordance with Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended and the parties to this Agreement shall utilize their best efforts to have this transaction qualify as a tax free exchange. Notwithstanding, no ruling shall be obtained from the Internal Revenue Service regarding the taxable nature of this transaction and there can be no assurances that the transaction as contemplated by this Agreement shall qualify as a tax free exchange.

8. Representations and Warranties of the Shareholders. The Shareholders, individually and separately, represent and warrant as follows:

(i) TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of all of the presently issued and outstanding PBRC Shares and have the legal right and authority to issue and exchange the PBRC Shares in consideration for the exchange of and delivery and issuance of the BSTN Shares.

(ii) LITIGATION. There is no litigation or proceeding pending, or to any Shareholder’s knowledge threatened, against or relating to the PBRC Shares held by the Shareholders.

(iii) SOLE OFFICERS AND DIRECTORS. The Shareholders represent that they are the sole officers and directors of PBRC, they will not cause any other person, other than Thomas J. Craft, Jr., to be elected as a director or appointed as an officer of PBRC, and they will not submit their resignations as officers and directors until the Closing.

9. Representations and Warranties of PBRC. PBRC represents and warrants that:

(i) CORPORATE ORGANIZATION AND GOOD STANDING. PBRC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

(ii) CAPITALIZATION. The authorized capital stock of PBRC consists of 7,500 of PBRC Shares of which 100 PBRC Shares are issued and outstanding and are owned of record and beneficially by the Shareholders.

(iii) ISSUED STOCK. All the outstanding PBRC Shares are duly authorized and validly issued and non-assessable.

(iv) CORPORATE AUTHORITY. PBRC has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

(v) AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by PBRC ‘s board of directors.

(vi) FINANCIAL STATEMENTS. The financial statements of PBRC ("PBRC Financial Statements") for the period ended June 30, 2002 copies of which shall be delivered by PBRC to BSTN prior to the closing. Pursuant to the requirements of the Act, updated PBRC Financial Statements shall be prepared by PBRC’s independent public accountant for subsequent quarters and fiscal year end for inclusion in the Registration Statement, if required by Regulation S-X. The PBRC Financial Statements shall fairly present the financial condition of PBRC as of the date(s) therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

(vii) TITLE. PBRC has good and marketable title to all the real property and good and valid title to all other property included in the PBRC Financial Statements. Except as set out in the balance sheet thereof, the properties of PBRC are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of PBRC.

10. Representations and Warranties of BSTN. BSTN represents and warrants that:

(i) CORPORATE ORGANIZATION AND GOOD STANDING. BSTN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

(ii) CAPITALIZATION. BSTN’s authorized capital stock consists of 250,000,000 shares of Common Stock, $.001 par value per share ("BSTN Shares"), of which 21,973,748 BSTN Shares have been issued and are outstanding, exclusive of the 2,000,000 BSTN Shares being issued under this Agreement.

(iii) ISSUED STOCK. All the outstanding BSTN Shares are duly authorized and validly issued and non-assessable.

(iv) CORPORATE AUTHORITY. BSTN has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

(v) AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by BSTN’s board of directors.

(vi) FINANCIAL STATEMENTS. BSTN’s financial statements dated as of December 31, 2001 and 2000 which have been filed with the Securities and Exchange Commission as part of BSTN’s Annual Report on Form 10-KSB, audited by BSTN’s independent public accountants according the requirements of Regulation S-X promulgated by the SEC, and fairly present the financial condition of BSTN as of the date therein and the results of its operations for the period then ended in conformity with generally accepted accounting principles consistently applied (the "BSTN Financial Statements").

(vii) NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of BSTN since the date of the BSTN Financial Statements.

11. Conditions Precedent to Obligations of PBRC and Shareholders.

(i) BSTN’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of BSTN set forth herein shall be true and correct at the closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(ii) BSTN’S COVENANTS. BSTN shall have performed all covenants required by this Agreement to be performed by it on or before the closing.

(iii) BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of BSTN.

(iv) SUPPORTING DOCUMENTS OF BSTN. BSTN shall have delivered to the Shareholders supporting documents in form and substance reasonably satisfactory to the Shareholders, to the effect that:

(a) A good standing certificate from the jurisdiction of BSTN’s state of organization stating that BSTN is a corporation duly organized, validly existing, and in good standing;

(b) Secretary’s certificate stating that BSTN is authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of BSTN authorizing the execution of this Agreement and the consummation hereof;

(d) Secretary’s certificate of incumbency of the officers and directors of BSTN;

(e) BSTN’s Financial Statements;

(f) BSTN shall authorize its counsel to issue appropriate opinions and instruct its transfer agent with respect to the Registration Statement or any exemption that shall be available under the Act with respect to the BSTN Shares issued to the Shareholders under this Agreement in order to permit the Shareholders to publicly offer and resell the 2,000,000 BSTN Shares under the Act;

(g) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

12. Conditions Precedent to Obligation of BSTN. BSTN’s obligation to consummate this exchange shall be subject to fulfillment on or before the closing of each of the following conditions, unless waived in writing by BSTN:

(i) SHAREHOLDERS’ REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders set forth herein shall be true and correct at the closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(ii) SHAREHOLDERS’ COVENANTS. The Shareholders shall have performed all covenants required by this Agreement to be performed by them on or before the closing.

(iii) PBRC’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of PBRC set forth herein shall be true and correct at the closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(iv) PBRC’S COVENANTS. PBRC shall have performed all covenants required by this Agreement to be performed by them on or before the closing.

(v) BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of PBRC.

(vi) SUPPORTING DOCUMENTS OF PBRC. PBRC shall have delivered to BSTN supporting documents in form and substance reasonably satisfactory to BSTN, to the effect that:

(a) A good standing certificate from the jurisdiction of PBRC’s state of organization stating that PBRC is a corporation duly organized, validly existing, and in good standing;

(b) Secretary’s certificate stating that PBRC is authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of PBRC authorizing the execution of this Agreement and the consummation hereof;

(d) Secretary’s certificate of incumbency of the officers and directors of PBRC;

(e) PBRC’s Financial Statements; and

(f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

13. Post-Closing Conduct and Covenants.

(i) For a period of two years following the Closing:

(a) BSTN shall take all reasonable efforts and action necessary for BSTN to remain current under the reporting requirements of the Exchange Act and for BSTN Shares to remain subject to quotation on the OTC:BB or any successor national quotation system;

(b) BSTN shall direct is counsel to timely issue any appropriate legal opinion under the Act for the benefit of the Shareholders with respect to the BSTN Shares; and

(c) BSTN will take no action to terminate its registration under Section 12(g) the Exchange Act.

14. Termination. This Agreement may be terminated by: (i) mutual consent in writing; or (ii) Shareholders, BSTN or PBRC if there has been a material misrepresentation or material breach of any warranty or covenant by any other party, specifically including the requirement that PBRC satisfy its obligations to deliver PBRC Financial Statements as required under this Agreement or the failure of BSTN to fulfill its obligations to the Shareholders.

15. Survival of Representations and Warranties. The representations and warranties of the Shareholders, BSTN and PBRC herein shall survive the execution and delivery of this Agreement as well as the Closing.

16. Arbitration. Any controversy arising between the parties or any person claiming under either of them relating to this Agreement or the performance or breach thereof exception of an action for injunctive relief brought by the Company shall be resolved through arbitration in the State of Florida in accordance with the then governing arbitration rules of the American Arbitration Association in the city of West Palm Beach, Florida, and judgment or decree may be entered upon the award made by any court of competent jurisdiction. The parties agree that any dispute between them shall be determined by one (1) arbitrator to be selected in accordance with the then governing arbitration rules of the American Arbitration Association.

17. Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

18. Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

19. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to PBRC or Shareholders, to:
Palm Beach Rejuvenation Corporation
900 E. Indiantown Road, Suite 308
Jupiter, FL 33477

with a copy to :
K. Michael Swann, Esquire
Snyderburn, Richoi & Swann
301 East Pine Street
Suite 1020, Capitol Plaza II
Orlando, Florida 32801

If to BSTN, to:
Thomas J. Craft, Jr., President
Bio Standard Corporation
301 Clematis Street, Suite 3000
West Palm Beach, Florida 33401

with a copy to:
Richard Rubin
730 Fifth Avenue, Suite 911
New York, New York 10019

20. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

21. Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

22. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

23. Review of Agreement. Each party acknowledges that it has had time to review this Agreement and those related agreements referenced herein, and as desired, consult with counsel. In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

24. Schedules. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon and shall be dated.

IN WITNESS WHEREOF, the parties have executed this Agreement.

Palm Beach Rejuvenation Corporation

By: /s/ Joe Raich

Print Name: Joe Raich

Bio Standard Corporation

By: /s/ Thomas J. Craft, Jr., President

Exhibit A

Shareholders of Palm Beach Rejuvenation Corporation

___________________________ ____________________________

Glenn Stephanos Joe Raich